Exhibit 10.23

FIRST MODIFICATION AGREEMENT

DATE:		March 26th, 2015, with an effective date of December 31, 2014

PARTIES:	Borrower:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

	Administrative Agent for the Lenders:	JPMORGAN CHASE BANK, N.A.

	Lenders:	Lenders that are signatories hereto

RECITALS

A. All undefined capitalized terms used herein shall have the meaning given them in the Amended and Restated Credit Agreement dated as of December 12, 2014, among Borrower, Administrative Agent and the Lenders defined therein (the “Credit Agreement”). Pursuant to the Credit Agreement, the Lenders have extended to Borrower a credit facility (“Loan”) in a maximum principal amount not to exceed $400,000,000.00 at any time (subject to potential increases up to an aggregate maximum principal amount of $1,250,000,000.00).

B. The Loan is secured by the property described in certain of the Loan Documents.

C. The Amended and Restated Continuing Guaranty dated as of December 12, 2014, from Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, and the Subsidiary Guarantors that are a party thereto (including each counterpart agreement and amendment thereto, the “Guaranty”) was delivered to Administrative Agent for the benefit of the Lenders and guarantees the Loan.

D. Borrower has requested certain amendments to the Credit Agreement as described herein. The undersigned Lenders are willing to agree to such amendments pursuant to the terms and conditions of this First Modification Agreement (this “Agreement”).

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:

SECTION 1. ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION. Effective December 31, 2014. the definition of “Unsecured Debt” in Section 1.01 is hereby modified in its entirety and shall hereafter read as follows:

“Unsecured Debt” means Indebtedness of the Consolidated Group that is not Secured Debt, including the Obligations, provided that (i) any Guarantee by any member of the Consolidated Group of Secured Debt of any other member of the Consolidated Group shall be Unsecured Debt only to the extent the amount of the Indebtedness Guaranteed by any member of the Consolidated Group exceeds the aggregate market value of all property securing such Secured Debt, calculated on the date of execution of such Guarantee, and (ii) prior to the Second Anniversary Date, Approved Subordinated Debt shall not be included as Unsecured Debt.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents, including without limitations all agreements, representations and warranties therein, are ratified and affirmed by Borrower and shall remain in full force and effect, as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Administrative Agent and the Lenders:

4.1 No Event of Default or Default has occurred and is continuing.

4.2 There has been no material adverse change in the financial condition of Borrower or any other member of the Consolidated Group from the most recent financial statement received by Administrative Agent.

4.3 All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.

4.4 As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents.

4.5 All Equity Interests encumbered by the Collateral Assignment Agreement, (i) are general intangibles under the Uniform Commercial Code as adopted in the States of Delaware and New York, and (ii) are book entry and there are no certificates issued or outstanding with respect thereto.

4.6 This Agreement and the Loan Documents are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

4.7 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents. The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5. CONSENT OF LENDERS.

The undersigned Lenders consent to the modifications to the Credit Agreement contained in SECTION 2 of this Agreement.

SECTION 6. CONDITIONS PRECEDENT.

The agreement of the Lenders regarding the terms hereof shall not be binding upon the Lenders until the Administrative Agent and Required Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower’s expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

6.1 An original of this Agreement fully executed by Borrower;

6.2 An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;

6.3 An original of the attached Consent and Agreement of each Subordinated Creditor fully executed by Advisor (defined in the Advisor Fee Subordination Agreement) and by ARCP TRS Corp., a Delaware corporation;

6.4 An opinion of counsel in form and content acceptable to the Administrative Agent, which opinion of counsel may be a component of an opinion of counsel issued on matters and transactions beyond the scope of this Agreement;

6.5 Certificates of the Borrower and the Guarantors regarding authority, execution and delivery of this Agreement, which certificates may be a component of other certificates issued on matters and transactions beyond the scope of this Agreement; and

6.6 Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 7. BINDING EFFECT.

This Agreement shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signatures on Following Pages]

DATED as of the date first above stated.

BORROWER:

COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, as Borrower

By:	Cole Office & Industrial REIT (CCIT II), Inc., a Maryland corporation, its general partner

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer

[Signature Page to First Modification Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

[Signature Page to First Modification Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

[Signature Page to First Modification Agreement]

REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott

Name:	Michael R. Mellott

Title:	Director

[Signature Page to First Modification Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Troy Lyscio

Name:	Troy Lyscio

Title:	Sr. Vice President

[Signature Page to First Modification Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frederick H. Denecke

Name:	Frederick H. Denecke

Title:	Senior Vice President

[Signature Page to First Modification Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Florentina Djulvezan

Name:	Florentina Djulvezan

Title:	Assistant Vice President

[Signature Page to First Modification Agreement]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Greg Cullum

Name:	Greg Cullum

Title:	Senior Vice President

[Signature Page to First Modification Agreement]